UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022

TriLinc Global Impact Fund, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-55432	36-4732802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Rosecrans Avenue, Suite 605 Manhattan Beach, CA		90266
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 997-0580

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

On November 22, 2022, TriLinc Global Impact Fund Cayman, Ltd. (the “Borrower”), an indirect subsidiary of TriLinc Global Impact Fund, LLC (the “Company”), and certain other indirect subsidiaries of the Company (the “Co-Borrowers” and, together with the Borrower, the “Borrowers”), entered into a common terms agreement (the “Common Terms Agreement”) with DEG - Deutsche Investitions- und Entwicklungsgesellschaft mbH (“DEG”) and Blueorchard Microfinance Fund (“BlueOrchard” and, together with DEG, the “Lenders”). In connection with the execution of the Common Terms Agreement, the Borrowers also entered into (i) a loan agreement with DEG (the “DEG Loan Agreement”) and (ii) a loan agreement with BlueOrchard (the “BlueOrchard Loan Agreement” and, together with the Common Terms Agreement and the DEG Loan Agreement, the “Loan Documents”). Pursuant to the Loan Documents, each of DEG and BlueOrchard will provide a loan with a principal amount of up to $25 million, for an aggregate principal amount of up to $50 million (the “Credit Facility”).

The Credit Facility bears interest at the CME Term SOFR or Compounded SOFR (Observation Shift) (determined in accordance with the Loan Documents) plus 3.76161% per annum, subject to adjustment as further described in the Common Terms Agreement, requires interest-only quarterly payments for the first four years of the loan term and has a contractual maturity of September 15, 2027. The outstanding principal will be repaid in four consecutive equal quarterly installments during the final year of the loan term. The Credit Facility may be repaid in part or in full prior to maturity, with not less than 30 days’ prior written notice to the Lenders. The Credit Facility may be prepaid without a premium during the last 36 months of the loan term, subject to exceptions as further described in the Common Terms Agreement.

The BlueOrchard Loan Agreement provides that the disbursement period shall terminate on April 30, 2023 and any amounts not yet disbursed will no longer be available to the Borrowers. In addition, under the Common Terms Agreement, if the final disbursement under the DEG Loan Agreement has not been made by November 2024, DEG can suspend disbursements or cancel the undisbursed portion of the loan.

Pursuant to the terms of the Loan Documents, the Credit Facility funds may be used exclusively for the purpose of financing certain eligible small and medium enterprises unaffiliated with the Company (the “Eligible Sub-Borrowers”) by way of origination or investment in senior or subordinated secured term loans and senior secured trade finance facilities (the “Eligible Assets”), as further described in the Loan Documents.

The Credit Facility is cross-collateralized and secured by liens and other similar security interests in certain of the Borrowers’ and Company’s bank accounts (the “Collateral Accounts”), as further described in the Common Terms Agreement.

The Lenders may exercise certain rights under the Loan Documents, including the right to accelerate payment of the entire balance of the loan (including accrued interest, fees and the prepayment premium), upon events of default. The Loan Documents contain customary events of default with corresponding grace periods, including, without limitation, payment defaults, bankruptcy-related defaults and defaults caused by a failure by the Borrowers to perform certain of their obligations under the Loan Documents or by a breach by the Borrowers of their representations and warranties in the Loan Documents.

The Loan Documents also contain environmental and social covenants customary for loans to similarly situated borrowers, as well as other customary covenants, including cash management requirements, restrictions regarding the use of proceeds from the Credit Facility, requirements regarding the operations of the Eligible Sub-Borrowers and maintenance of insurance on the Eligible Assets, requirements to maintain certain collateral coverage ratios with respect to Eligible Assets, transfer restrictions and limitations on the incurrence of debt and granting of liens. In addition, the Loan Documents contain certain financial covenants, each subject to a 30 day cure period, including the following:

•

principal outstanding under the Credit Facility cannot exceed the greater of (i) 50% of a borrowing base consisting of certain Eligible Assets classified as Tier I that meet certain other conditions under the Common Terms Agreement and (ii) 40% of a borrowing base consisting of certain Eligible Assets classified as Tier I and Tier II that meet certain other conditions under the Common Terms Agreement);

•	the sum of investments at fair value plus cash in Collateral Accounts must be greater than $260 million; and

•	beginning on November 22, 2026, quarterly cash flow proceeds from the Company’s investments must be equal to or greater than 120% of the outstanding principal balance of the Credit Facility.

In addition, the Loan Documents contain certain customary negative covenants, including restrictions on the payment of dividends by the Borrower, restrictions on related party transactions and restrictions regarding the execution of a merger, spin-off, consolidation or reorganization.

Pursuant to the terms of the Loan Documents, the Borrowers will be required to pay certain fees and expenses to the Lenders in connection with the Credit Facility, including, without limitation, an aggregate front-end fee of $500,000 and, commencing on January 22, 2023, a quarterly commitment fee at a rate of 1.5% per annum of the daily unused portion of the Credit Facility.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including, without limitation, statements concerning the use of financing provided to the Borrowers and the expected repayment of financing extended to the Borrowers) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, the future operating performance of the Eligible Sub-Borrowers, the Company’s ability to effectively deploy the funds disbursed under the Credit Facility, the Company’s ability to comply with the covenants in the Loan Documents, and those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission (“SEC”) on March 30, 2022, as amended or supplemented by the Company’s other filings with the SEC. Although these forward-looking statements reflect management’s beliefs as to future events, actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives. Any forward-looking statements presented herein are made only as of the date of this Current Report on Form 8-K, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILINC GLOBAL IMPACT FUND, LLC

November 28, 2022	By:	/s/ Gloria S. Nelund
	Name:	Gloria S. Nelund
	Title:	Chief Executive Officer